UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

MeiraGTx Holdings plc

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38520	98-1448305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Third Avenue, Suite 1115

New York, NY 10017

(Address of principal executive offices) (Zip code)

(646) 860-7985

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.00003881 par value per share	MGTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

Janssen Asset Purchase Agreement

On April 15, 2026 (the “Closing Date”), MeiraGTx Holdings plc (the “Company”) and its wholly-owned subsidiary MeiraGTx Ocular UK Limited, a company incorporated in England and Wales (“MeiraGTx Ocular” and together with the Company, collectively the “Buyer”), entered into and consummated an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Janssen Pharmaceuticals, Inc., a Pennsylvania corporation (“Seller”), pursuant to which Seller sold and assigned to Buyer, and Buyer purchased and assumed, that certain License Agreement, dated February 5, 2019, by and between UCL Business Plc (now UCL Business Ltd.) and Janssen (the “UCL License Agreement”), relating to the research, development, manufacture and exploitation of Seller’s gene therapy product for the treatment of X-linked retinitis pigmentosa related to mutations in the RPGR gene (the “RPGR Product”), and other related assets as described in the Asset Purchase Agreement.

Buyer agreed to pay an upfront cash purchase price of $25,000,000 to Seller. Additionally, pursuant to and subject to the terms and conditions set forth in the Asset Purchase Agreement, Buyer agreed to pay Seller a one-time, future contingent consideration of $50,000,000 upon both of the following milestones being achieved: (i) Buyer’s or its affiliates’ receipt of regulatory approval for an RPGR Product in the United States and (ii) aggregate net sales by Buyer or its affiliates of all RPGR Products in the United States since the Closing Date first exceeds $250,000,000. Buyer has also agreed to pay Seller royalties, based on future net sales globally of the RPGR Product by Buyer or its Affiliates, in the mid-teens percentage of annual net sales for the RPGR Product commencing on or after July 1, 2029. Additionally, Buyer will pay a portion of upfront and milestone payments to Seller in the event Buyer or any of its affiliates may receive payments from a third party if Buyer or any of its affiliates grant any license or right to develop or commercialize any RPGR Product to such third party, as well as make royalty payments to Seller for a given RPGR Product based on (A) royalty payments Buyer or its affiliates may receive from such third party (after deduction of any royalty payments due under the UCL License Agreement) and (B) net sales of a given RPGR Product by such third party.

Johnson & Johnson Innovation – JJDC, Inc. (“JJDC”), the investment arm of Johnson & Johnson and owner of Seller, owns more than 5% of the Company’s outstanding shares. JJDC and Seller have agreed not to sell or transfer any of the Company’s ordinary shares or securities convertible into, exchangeable for, or exercisable for the Company’s ordinary shares, for twelve months after the Closing Date and following such twelve month period, if they ever intend to sell the Company’s shares after the twelve month period, they will provide written notice to the Company at least five business days prior to taking any action.

The Asset Purchase Agreement contains customary representations, warranties, and covenants from each of Seller and Buyer, including provisions that require Seller to indemnify Buyer and its affiliates and representatives against certain losses related to, among other things, breaches of Sellers’ representations, warranties, covenants, and agreements as well as any excluded liabilities or excluded assets, as described in the Asset Purchase Agreement. Similarly, subject to certain customary limitations, Buyer agreed to indemnify Seller and their respective affiliates and representatives against certain losses related to, among other things, breaches of Buyer’s representations, warranties, covenants, and agreements as well as the assumed liabilities and any use of the Licensed Intellectual Property (as defined below) by or on behalf of Buyer. Buyer will be responsible for any royalty or milestone amounts that become payable on the RPGR Product under the UCL License Agreement.

The Asset Purchase Agreement includes a grant by Seller, on behalf of itself and its affiliates, to Buyer of a non-exclusive, perpetual, irrevocable, non-transferable (subject to the terms of the Asset Purchase Agreement), royalty-free, fully paid-up, worldwide license (with the right to grant sublicenses through multiple tiers, subject to the terms and provisions of the Asset Purchase Agreement) under certain know-how and patents that are owned or otherwise controlled by Seller or its affiliates as of the Closing Date and are necessary or reasonably useful for the exploitation of the RPGR Product (the “Licensed Intellectual Property”), solely to research, develop, manufacture, commercialize and otherwise exploit any RPGR Product throughout the world.

Pursuant to the Asset Purchase Agreement, each of Seller and Buyer, on behalf of itself and its affiliates, agreed not to solicit or encourage any employee or consultant of the other party or its affiliates to terminate or diminish its relationship with such party or its affiliates for a period of five years after the Closing Date.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 1.02Termination of a Material Definitive Agreement.

In connection with the Seller and Buyer entering into the Asset Purchase Agreement described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 1.02, Seller and Buyer entered into a Termination Agreement on April 15, 2026 (the “Termination Agreement”) terminating that certain Asset Purchase Agreement, dated as of December 20, 2023 (the “Original Asset Purchase Agreement”), by and among Seller and the Company and its wholly-owned subsidiary MeiraGTx UK II Limited, a company incorporated in England and Wales (“MeiraGTx UK II”), that certain Supply Agreement, dated as of December 20, 2023 by and between MeiraGTx UK II and Seller, and certain other documents related to the Original Asset Purchase Agreement.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 2.01Completion of Acquisition or Disposition of Assets.

The information described in Item 1.01 regarding the Asset Purchase Agreement is incorporated by reference into this Item 2.01.

Item 7.01Regulation FD Disclosure.

On April 16, 2026, the Company issued a press release in connection with entering into the Asset Purchase Agreement, a copy of which is filed as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01Other Events.

The Company is providing the following updates:

Botaretigene Sparoparvovec for the Treatment of X-linked Retinitis Pigmentosa (XLRP):

•

Based on data provided by Johnson & Johnson, while the novel primary endpoint to assess the effect of bilateral treatment with botaretigene sparoparvovec (bota-vec) on functional vision as measured by a Visual Mobility Assessment (VMA), or maze, did not meet statistical significance, a positive trend was observed, with the treated group 2.4x more likely to respond than the untreated group. In addition, statistically significant improvements were observed in retinal function (static perimetry and microperimetry), functional vision under low luminance and visual function. 40% (22/55) of treated patients showed improvement in ≥ 2 endpoints, compared to 0% in control group. Consistent 25%-40% treatment benefit observed across all endpoint combinations, with most showing 0% in the control arm.

●	The safety results from the trial were as expected and manageable, with no new safety signals.

•

We estimate there are more than 20,000 patients in the United States and the European Union with inherited retinitis pigmentosa and, if approved, a potential peak market of approximately $1.7 billion in the United States, European Union and Japan and cumulative net revenues globally over 10 years expected to be approximately $7.7 billion.

Hologen Transactions

On April 2, 2026, the Company, MeiraGTx Manufacturing Limited, a private company limited by shares incorporated in England and a wholly-owned subsidiary of the Company (“MeiraGTx Manufacturing”), MeiraGTx Limited, a private company limited by shares incorporated in England and a wholly-owned subsidiary of the Company (“MeiraGTx Limited”), MeiraGTx Neuro UK Limited, a private company limited by shares incorporated in England and a wholly-owned subsidiary of the Company (“MeiraGTx Neuro UK”), and MeiraGTx Neuro I, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“MeiraGTx Neuro US”), on the one hand, and Hologen Limited, a non-cellular company limited by shares incorporated in Guernsey (“Hologen”), Hologen Neuro AI Limited, a non-cellular company limited by shares incorporated in Guernsey and an affiliate of Hologen (“HNAI”), and Hologen Neuro AI UK Limited, a private company limited by shares incorporated in England and an affiliate of Hologen (“HNAI UK”), on the other hand, entered into Amendment No. 1 to Deed of Commitment Agreement (the “Amendment”). Under the Amendment, the parties agreed to, among other things, the following:

(i)	Hologen agreed to issue to the Company 250,000 Class A shares in Hologen concurrently with entering into the Amendment;
(ii)

to amend the Framework Agreement, dated March 9, 2025 by and among the Company, MeiraGTx Neuro UK, HNAI and Hologen (the “Neuro Framework Agreement”), to provide (A) for additional conditions that must be met prior to Completion (as defined under the Neuro Framework Agreement), including MeiraGTx Neuro UK subscribing for Class A shares in HNAI in consideration for the provision of services to HNAI and HNAI UK as specified in the Collaboration and License Agreement to be entered into upon Completion of the Neuro Framework Agreement, and Hologen subscribing for Class B shares in HNAI in consideration for a portion of the $105 million in payments Hologen previously made to the Company as part of its commitment toward the upfront cash payment of $200 million (the “Upfront Payment”) provided for under the Framework Agreements (as defined below), and (B) that following Completion, Hologen shall fund the remaining portion of the Upfront Payment provided for under the Neuro Framework Agreement by purchasing a portion of the Class A shares held by MeiraGTx Neuro UK, such that following the purchase, such Class A shares purchased by Hologen shall be converted to Class B shares and Hologen shall own 70% of the issued share capital of HNAI and MeiraGTx Neuro UK shall own 30% of the issued share capital of HNAI;

(iii) to amend the Framework Agreement, dated March 9, 2025, by and among MeiraGTx Manufacturing, MeiraGTx Limited and Hologen (the “Manufacturing Framework Agreement, and together with the Neuro Framework Agreement, the “Framework Agreements”) to provide (A) for additional conditions that must be met prior to Completion (as defined in the Manufacturing Collaboration Agreement), including Hologen purchasing shares in MeiraGTx Manufacturing from MeiraGTx Limited in consideration for a portion of the $105 million in payments Hologen previously made to the Company as part of the Upfront Payment, and (B) that following Completion, Hologen shall fund the remaining portion of the Upfront Payment provided for under the Manufacturing Framework Agreement by purchasing additional shares in MeiraGTx Manufacturing from MeiraGTx Limited such that following the purchase, Hologen will own a minority interest in MeiraGTx Manufacturing; and

(iv)	Hologen committed to deploying the funds it raises to pay the remaining portion of the Upfront Payment as required by the Framework Agreements.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 99.2 hereto, and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding anticipated payments under the Asset Purchase Agreement and pursuant to the Hologen transactions, execution of the obligations under the Asset Purchase Agreement and pursuant to the Hologen transactions, estimates regarding the market size for bota-vec, as well as statements that include the words “expect,” “will,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “could,” “should,” “would,” “continue,” “anticipate,” “eligible” and similar statements of a future or forward-looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, our incurrence of significant losses; any inability to achieve or maintain profitability, raise additional capital, repay our debt obligations, identify additional and develop existing product candidates, successfully execute strategic transactions or priorities, bring product candidates to market, expansion of our manufacturing facilities and processes, successfully enroll patients in and complete clinical trials, accurately predict growth assumptions, recognize benefits of any orphan drug or rare pediatric disease designations, retain key personnel or attract qualified employees, or incur expected levels of operating expenses; the impact of pandemics, epidemics or outbreaks of infectious diseases on the status, enrollment, timing and results of our clinical trials and on our business, results of operations and financial condition; failure of early data to predict eventual outcomes; failure to obtain FDA or other regulatory approval for product candidates within expected time frames or at all; the novel nature and impact of negative public opinion of gene therapy; failure to comply with ongoing regulatory obligations; contamination or shortage of raw materials or other manufacturing issues; changes in healthcare laws; risks associated with our international operations; significant competition in the pharmaceutical and biotechnology industries; dependence on third parties; risks related to intellectual property; changes in tax policy or treatment; our ability to utilize our loss and tax credit carryforwards; litigation risks; and the other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, unless required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated April 15, 2026, by and among Janssen Pharmaceuticals, Inc., MeiraGTx Ocular UK Limited and MeiraGTx Holdings plc.*
10.2	Second Termination Agreement, dated April 15, 2026, by and among Janssen Pharmaceuticals, Inc., MeiraGTx UK II Limited, MeiraGTx Holdings plc and MeiraGTx Ocular UK Limited.*
99.1	Press Release of MeiraGTx Holdings plc, dated as of April 16, 2026.
99.2

Amendment No. 1 to Deed of Commitment Agreement, dated April 2, 2026, by and among MeiraGTx Holdings plc, MeiraGTx Manufacturing Limited, MeiraGTx Limited, MeiraGTx Neuro UK Limited, MeiraGTx Neuro I, LLC, Hologen Limited, Hologen Neuro AI Limited and Hologen Neuro AI UK Limited.*

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

* Portions of this exhibit (indicated by asterisks) have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2026	MEIRAGTX HOLDINGS PLC

	By:	/s/ Richard Giroux
	Name:	Richard Giroux
	Title:	Chief Financial Officer and Chief Operating Officer